UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/16 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
June 30, 2016:
$268,101,252
Portfolio
Composition at
June 30, 2016:
(Percentage of Total
Net Assets)

Equity 68.9%
Fixed Income 24.8%
Cash & Other Assets — Net 6.3%

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2016.
The six months ended June 30, 2016 were generally positive for the Fund on an absolute basis, but it modestly lagged its benchmark index for the semi-annual period after fees and expenses. Still, the Fund outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2016 (allocation—70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 12% of its peer category for each of these time periods.
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2016, especially given the newsworthy events of the semi-annual period.
Economic Review
U.S. Gross Domestic Product (GDP) rose 1.1% for the first quarter of 2016, which was higher than had been widely anticipated. Improved performance in business investment more than made up for what had been disappointing consumer spending. The U.S. economy also showed signs of increased momentum for the second quarter of 2016, with consumer spending leading the improved indicators. Retail sales and home sales rose in both May and June 2016, offsetting slowing jobs growth and business spending.
Throughout the semi-annual period, investors kept a keen focus on the Federal Reserve (the Fed) for clues as to when it would resume its increases in short-term interest rates. While a mid-2016 interest rate increase had been seen as likely, the Fed reverted to the dovish stance it had maintained through much of the semi-annual period after a disappointing jobs report for May 2016. (Dovish tends to suggest lower interest rates.) The global uncertainty that heightened in the days following the U.K.’s vote to leave the European Union, in what was popularly termed the Brexit referendum, further dampened the likelihood of an imminent interest rate hike. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained underwhelming. While there was some modest retracement in energy prices during the semi-annual period, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose just 1.0% year over year before seasonal adjustment as of June 2016, significantly less than the 1.7% average annual increase over the past 10 years. Core inflation, which excludes food and energy, was up 2.3% in June 2016 from a year earlier, above the average annual rate of 1.9% over the past 10 years. Notably, while the food segment of the CPI increased 0.3% during the 12 months ended June 30, 2016, the energy segment of the CPI, despite rising in the spring months of 2016, declined 9.4% over the same 12-month span. All told, the U.S. economy continued to be the world’s largest and seemingly the most robust. While U.S. interest rates remained low, several countries, including Japan and Germany, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. bonds, especially U.S. Treasuries and government agency securities, which rallied given their relatively more attractive rates and widely perceived safe haven status. The specter of the Brexit vote hanging over the markets followed by its unexpected “leave” vote provided additional luster to the U.S. Treasury market. In turn, the 30-year U.S. Treasury bond was pushed to total returns in excess of 15% for the semi-annual period ended June 30, 2016.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, gained 3.84% during the six months ended June 30, 2016. As 2016 began, U.S. and international equities experienced heightened market volatility, driven by investor concerns about global economic growth, especially the slowdown in China, and exacerbated by an oil price plunge. U.S. stocks were sent sharply lower, with the S&P 500® Index declining more than 8% during the first six weeks of the calendar year. Large-cap growth stocks performed worse than the broad U.S. equity market, as investors fled to traditionally more defensive sectors and to energy stocks. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

global central banks and as supported by an increase in oil prices and better U.S. economic data. However, the U.S. equity market then sold off sharply again with the unexpected referendum result on June 23, 2016, wherein U.K. citizens voted to exit the European Union. In the last days of the month, markets rebounded as investors digested the Brexit vote outcome.
Within the U.S. equity market, value stocks outperformed growth stocks across the capitalization spectrum. Small- and mid-cap stocks outperformed large-cap stocks among the S&P indices, while small-cap stocks lagged large-cap and mid-cap stocks as measured by the Russell Investments indices.
In the S&P 500® Index, the best performing sectors were telecommunication services, utilities, energy and consumer staples, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were financials and information technology, the only two to post negative absolute returns. Consumer discretionary and health care were also weak but generated modestly positive returns during the semi-annual period.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Barclays U.S. Aggregate Bond Index3, posted a return of 5.31% during the semi-annual period. Interest rates drifted down across the entire yield curve, or spectrum of maturities, but the biggest drop came at the long-term end, leading to a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) While the Fed appeared to be weighing an interest rate hike in mid-year 2016, it took on a more dovish stance as job growth began to slack off and as inflation remained below the Fed’s 2% target. With rates likely to stay “lower for longer,” investors became somewhat less risk-averse as a way to increase overall yield. In turn, lower rated and longer maturity bonds were the best performers during the semi-annual period. Within the U.S. Treasuries sector, long maturity securities, i.e. those with maturities of 10 years or more, performed best, posting a total return in excess of 15%, as they benefited most from the persistently low level of inflation.
More specifically, the yield on the two-year U.S. Treasury bill declined approximately 48 basis points, while the yield on the bellwether 10-year U.S. Treasury note fell approximately 78 basis points and the yield on the 30-year U.S. Treasury bond decreased approximately 71 basis points during the semi-annual period. (A basis point is 1/100th of a percentage point.)
Corporate bonds also performed well, enjoying robust demand during the semi-annual period. New issues were snapped up quickly. The search for yield amidst the low interest rate environment led BBB-rated corporate bonds to outperform AAA-rated corporate bonds by more than 400 basis points. Consistent with the overall risk-on tone to fixed income during the semi-annual period, high yield corporate bonds generally outperformed most other fixed income sectors.
While no taxable fixed income sectors posted negative returns during the semi-annual period, securitized bonds, including asset-backed securities and mortgage-backed securities, posted the weakest returns. The securitized sector was negatively affected by its overall strong credit quality and its generally shorter duration than other fixed income sectors.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

2
The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

3
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, EULAV Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 4.17% during the six months ended June 30, 2016. This compares to the 4.43% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund generated absolute gains but slightly lagged its blended benchmark during the six-month reporting period after fees and expenses. The equity portion of the Fund outperformed the 3.84% return of the S&P 500® Index, but the fixed income portion of the Fund lagged the 5.31% return of the Barclays Index during the semi-annual period. Further, because the Fund was underweighted in fixed income, which performed better than both stocks and cash, asset allocation detracted modestly. The Fund held an average of 5% of assets in cash during the semi-annual period.
Several trends in the broad U.S. equity market during the semi-annual period had an effect on the equity portion of the Fund’s relative results. On the positive side, the equity portion of the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved effective amidst a rocky U.S. equity market. Greater than usual uncertainty, always with the shadow of Federal Reserve (Fed) tightening intentions and finishing with the Brexit vote, put particular pressure on lower quality, more speculative securities, as investors sought refuge in what they perceived to be safer stocks. On the other hand, growth-oriented stocks lagged value-oriented stocks during the semi-annual period, which dampened the equity portion of the Fund’s relative results, as the equity portion of the Fund leans more toward the growth end of the spectrum.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund outpaced its equity benchmark, the S&P 500® Index, during the semi-annual period. Indeed, due primarily to effective stock selection decisions, the equity portion of the Fund enjoyed positive returns in all sectors, except information technology and health care, during the semi-annual period. Having an underweighted allocation to the financials sector, which lagged the S&P 500® Index during the semi-annual period, contributed most positively to the equity portion of the Fund’s relative results. Strong stock selection within financials also added value. Stock selection also proved effective in the consumer discretionary sector. Having an overweighted allocation to and good stock selection in the strongly-performing materials sector contributed positively as well.
Partially offsetting these positive contributors was stock selection in the health care and telecommunication services sectors. In health care, results were dampened by a position in Alexion Pharmaceuticals, which saw its share price decline substantially due in part to weaker than expected quarterly operating results. In telecommunication services, results were hurt by not owning telecommunications giants AT&T and Verizon, whose share prices each saw double-digit gains during

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

the semi-annual period. However, the equity portion of the Fund generally does not invest in mega-cap stocks such as these. Having an overweighting in the weak health care sector and an underweighting in the strong utilities sector further detracted from the equity portion of the Fund’s results during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were life science equipment provider Idexx Laboratories and diversified consumer products company Church & Dwight, which each saw a double-digit share price gain driven by strong quarterly operating results. A position in integrated energy company EQT also was a strong positive contributor, with its shares surging substantially as the beneficiary of a rebound in energy prices.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the equity portion of the Fund was hurt by its positions in the earlier mentioned Alexion Pharmaceuticals as well as by positions in specialty consumer finance company Alliance Data Systems and electronic instruments and electromechanical devices manufacturer Ametek. Each of these companies’ stocks declined substantially on weaker than expected quarterly operating results.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we established new positions in the equity portion of the Fund in aerospace and defense company Northrop Grumman and home improvement tool and equipment manufacturer Snap-On. In our view, these companies have each established a strong and consistent long-term growth record in earnings and stock performance.
Among the largest deletions from the equity portion of the Fund’s portfolio during the semi-annual period were automotive parts manufacturer BorgWarner and packaged bakery foods producer Flowers Foods because we believe each has diminished long-term growth prospects.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
Based on purchases and sales and individual stock appreciation and depreciation, the equity portion of the Fund’s neutral position in health care shifted to an overweighted allocation relative to the S&P 500® Index, and its neutral weighting in the utilities sector moved to an underweighted allocation relative to the S&P 500® Index. There were no other material changes in the equity portion of the Fund’s sector weightings during the six-month period ended June 30, 2016.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and health care sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the energy, financials, information technology, consumer discretionary and utilities sectors and was rather neutrally weighted relative to the S&P 500® Index in the consumer staples and telecommunication services sectors on the same date.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund detracted from its performance relative to the Barclays Index during the semi-annual period. We had expected the Fed to begin raising interest rates and kept the fixed income portion of the Fund’s duration shorter than that of the Barclays Index accordingly, but this short duration stance hurt the fixed income portion of the Fund’s results as the Fed remained on hold and interest rates surprised on the downside. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Barclays Index in investment grade corporate bonds contributed positively, as this was a strongly performing sector during the semi-annual period. Having a modest exposure to high yield corporate bonds, which are not a component of the Barclays Index, also proved beneficial, as this sector posted strong total returns that outpaced the Barclays Index during the semi-annual period. The fixed income portion of the Fund also benefited from its overweights to taxable municipal bonds and commercial mortgage-backed securities

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

(CMBS), which performed well. An underweighted allocation to short-term U.S. Treasuries (i.e. with maturities of less than three years) added value, as returns for this segment of the market were relatively weak. Issue selection was especially effective among long-dated bonds, which posted strong returns amidst a low inflationary environment.
Conversely, overweighted positions in mortgage-backed securities and asset-backed securities detracted, as each of these securitized sectors lagged the Barclays Index during the semi-annual period. Also, while modest, an underweight in long-dated U.S. Treasuries hurt results given the impressive returns of this market segment. Having an underweight in emerging markets debt was also a detractor from returns, as this sector rallied during the semi-annual period. Within the corporate bond sector, an underweight in the metals and mining industry and positions in bank issues dampened relative results most.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
As the Fed’s stance became more dovish and it appeared that interest rates were likely to stay lower for longer, we made several changes that we felt would be beneficial to the fixed income portion of the Fund amidst a persistently low interest rate environment. For example, we added to the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and decreased its allocation to U.S. Treasuries. We also lengthened the fixed income portion of the Fund’s duration somewhat, as inflation appeared to be well-contained.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2016?
At the end of June 2016, the fixed income portion of the Fund remained overweight relative to the Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds and the securitized sector overall, specifically asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities. The fixed income portion of the Fund remained underweight relative to the Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income. The fixed income portion of the Fund was also underweight emerging markets debt relative to the Barclays Index at the end of June 2016.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2015, the Fund had weightings of approximately 71% in stocks, 25% in fixed income securities and 4% in cash equivalents. Allocation remained relatively steady during the semi-annual period such that the Fund had weightings of approximately 69% in stocks, 25% in fixed income securities and 6% in cash equivalents at June 30, 2016, with Value Line’s asset allocation model remaining positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. In the fixed income portion of the Fund, we intend to look to add to its position in corporate bonds, albeit selectively so. Always looking for relative value, we currently see potential buying opportunities in the energy and chemicals industries.
At the end of the semi-annual period, our asset allocation model remained positive on the stock market. If, however, stock prices reach new highs or long-term interest rates rise significantly, the model may well become more neutral toward stocks.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

Top Ten Holdings (As of 6/30/2016) (Unaudited)
Company	Percentage of Net Assets
O’Reilly Automotive, Inc.	2.4%
Henry Schein, Inc.	2.1%
Waste Connections, Inc.	2.1%
IDEXX Laboratories, Inc.	1.9%
Church & Dwight Co., Inc.	1.9%
AutoZone, Inc.	1.9%
TJX Companies, Inc. (The)	1.9%
Mettler-Toledo International, Inc.	1.8%
SBA Communications Corp. Class A	1.8%
Danaher Corp.	1.6%
Equity Sector Weightings vs. Index (As of 6/30/2016) (Unaudited)
Percentage of equity securities only

Value Line Strategic Asset Management Trust
S&P 500® Index
30%
25%
20%
15%
10%
5%
0%
12.1
12.3
12.9
10.6
0.3
7.4
4.1
15.8
20.0
14.7
26.7
10.2
11.8
19.8
9.0
2.8
2.6
2.8
0.5
3.6
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust (Unaudited)
Semiannual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2016) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	3.73%	8.53%	8.97%	7.01%	9.61%
60/40 S&P 500® Index/Barclays Capital Aggregate Bond Index	4.79%	8.61%	8.76%	6.50%	8.20%
S&P 500® Index	3.99%	11.66%	12.10%	7.42%	9.12%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Semiannual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2016 and held for six months ended June 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,041.70	$4.72	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.67	0.93%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust

Schedule of Investments
June 30, 2016 (Unaudited)
Shares		Value
Common Stocks — 68.9%
Consumer Discretionary — 8.4%
6,400	AutoZone, Inc.*	$5,080,576
22,000	Domino’s Pizza, Inc.	2,890,360
89,000	LKQ Corp.*	2,821,300
23,400	O’Reilly Automotive, Inc.*	6,343,740
65,000	TJX Companies, Inc. (The)	5,019,950
13,000	Wolverine World Wide, Inc.	264,160
		22,420,086
Consumer Staples — 8.9%
14,700	British American Tobacco PLC ADR(1)	1,903,356
50,000	Church & Dwight Co., Inc.	5,144,500
12,000	Costco Wholesale Corp.	1,884,480
3,500	Edgewell Personal Care Co.	295,435
17,000	Energizer Holdings, Inc.	875,330
38,000	General Mills, Inc.	2,710,160
112,000	Hormel Foods Corp.	4,099,200
30,000	PepsiCo, Inc.	3,178,200
70,000	Reynolds American, Inc.	3,775,100
		23,865,761
Energy — 0.2%
7,200	EQT Corp.	557,496
Financials — 2.8%
3,300	Affiliated Managers Group, Inc.*	464,541
36,000	American Tower Corp. REIT	4,089,960
12,000	Arch Capital Group Ltd.*	864,000
46,000	Wells Fargo & Co.	2,177,180
		7,595,681
Health Care — 13.8%
18,200	Alexion Pharmaceuticals, Inc.*	2,125,032
6,408	Allergan PLC*	1,480,825
11,200	C.R. Bard, Inc.	2,633,792
44,200	Cerner Corp.*	2,590,120
50,000	DENTSPLY SIRONA, Inc.	3,102,000
42,000	Express Scripts Holding Co.*	3,183,600
31,800	Henry Schein, Inc.*	5,622,240
55,600	IDEXX Laboratories, Inc.*	5,163,016
8,000	Mednax, Inc.*	579,440
13,200	Mettler-Toledo International, Inc.*	4,816,944
50,000	Novo Nordisk A/S ADR	2,689,000
20,000	Thermo Fisher Scientific, Inc.	2,955,200
		36,941,209
Industrials — 18.4%
13,000	Acuity Brands, Inc.	3,223,480
81,575	AMETEK, Inc.	3,771,212
60,000	Canadian National Railway Co.	3,543,600
Shares		Value
Industrials — 18.4% (Continued)
34,000	CLARCOR, Inc.	$2,068,220
43,200	Danaher Corp.	4,363,200
22,000	General Dynamics Corp.	3,063,280
24,100	IDEX Corp.	1,978,610
13,600	IHS, Inc. Class A*	1,572,296
12,600	J.B. Hunt Transport Services, Inc.	1,019,718
14,000	Kansas City Southern	1,261,260
21,200	Kirby Corp.*	1,322,668
8,000	Northrop Grumman Corp.	1,778,240
24,000	Roper Technologies, Inc.	4,093,440
7,000	Snap-on, Inc.	1,104,740
34,000	Stericycle, Inc.*	3,540,080
8,000	Teledyne Technologies, Inc.*	792,400
34,000	Toro Co. (The)	2,998,800
26,000	Union Pacific Corp.	2,268,500
76,500	Waste Connections, Inc.*	5,511,825
		49,275,569
Information Technology — 8.1%
23,000	Accenture PLC Class A	2,605,670
13,000	Alliance Data Systems Corp.*	2,546,960
61,200	Amphenol Corp. Class A	3,508,596
19,000	ANSYS, Inc.*	1,724,250
28,000	Apple, Inc.	2,676,800
15,000	Fiserv, Inc.*	1,630,950
27,000	MasterCard, Inc. Class A	2,377,620
53,600	Salesforce.com, Inc.*	4,256,376
4,900	WEX, Inc.*	434,483
		21,761,705
Materials — 6.1%
9,500	AptarGroup, Inc.	751,735
17,000	Crown Holdings, Inc.*	861,390
33,400	Ecolab, Inc.	3,961,240
44,000	FMC Corp.	2,037,640
5,100	NewMarket Corp.	2,113,338
24,000	Praxair, Inc.	2,697,360
18,000	Scotts Miracle-Gro Co. (The) Class A	1,258,380
26,000	Valspar Corp. (The)	2,808,780
		16,489,863
Telecommunication Services — 1.8%
44,000	SBA Communications Corp. Class A*	4,749,360
Utilities — 0.4%
31,600	South Jersey Industries, Inc.	999,192
Total Common Stocks (Cost $64,365,624)		184,655,922

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Principal Amount		Value
Asset-Backed Securities — 0.7%
$200,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$200,628
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	151,343
250,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	266,066
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	205,428
450,000	Ford Credit Auto Owner Trust, Series 2016-1, Class A, 2.31%, 8/15/27(2)	459,407
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	101,896
140,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	144,162
300,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	301,425
Total Asset-Backed Securities (Cost $1,820,976)		1,830,355
Commercial Mortgage-Backed Securities — 1.1%
175,467	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	175,804
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	106,020
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	109,251
291,985	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	294,669
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	254,901
68,594	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.45%, 12/25/45(2)(3)	67,812
400,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	398,283
100,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	107,337
169,589	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	176,183
Principal Amount		Value
$250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	$266,317
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	209,650
200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	213,012
142,041	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.54%, 4/25/45(3)	142,041
250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class B, 4.88%, 1/15/59(3)	267,554
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	216,948
Total Commercial Mortgage-Backed Securities (Cost $3,061,168)		3,005,782
Corporate Bonds & Notes — 11.0%
Basic Materials — 0.3%
150,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	159,375
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	214,136
150,000	Mosaic Co. (The), Senior Unsecured Notes, 4.25%, 11/15/23(1)	161,559
75,000	Mosaic Co. (The), Senior Unsecured Notes, 5.45%, 11/15/33	82,945
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	155,250
		773,265
Communications — 1.1%
150,000	Amazon.com, Inc., Senior Unsecured Notes, 3.30%, 12/5/21	161,844
125,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	147,026
200,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	202,732
200,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	208,863
200,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	275,195
250,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	265,581
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	159,071

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.0% (Continued)
Communications — 1.1% (Continued)
$150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	$154,096
200,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	208,500
150,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	152,354
200,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	206,250
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19(1)	279,287
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	259,331
150,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	153,329
100,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	105,815
		2,939,274
Consumer, Cyclical — 1.3%
100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	109,750
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	154,500
580,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.38%, 8/6/23(1)	630,368
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	101,231
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	251,299
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	168,750
100,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	109,877
200,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	205,236
25,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	29,743
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45	166,284
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	153,268
250,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44(1)	245,070
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22(1)	157,875
125,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	129,531
Principal Amount		Value
Consumer, Cyclical — 1.3% (Continued)
$250,000	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 3.75%, 3/15/25	$260,288
150,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	148,500
100,000	W.W. Grainger, Inc., Senior Unsecured Notes, 3.75%, 5/15/46	103,277
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Unsecured Notes, 5.38%, 3/15/22(1)	251,562
		3,376,409
Consumer, Non-cyclical — 1.7%
100,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	104,783
104,000	Actavis Funding SCS, Guaranteed Notes, 2.35%, 3/12/18	105,417
100,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	101,566
150,000	Aetna, Inc., Senior Unsecured Notes, 3.20%, 6/15/26	154,324
100,000	Aetna, Inc., Senior Unsecured Notes, 4.25%, 6/15/36	103,317
100,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25(1)	104,895
200,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45(1)	207,772
200,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	234,368
250,000	Celgene Corp., Senior Unsecured Notes, 2.30%, 8/15/18	254,586
150,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, 5/15/17	156,375
125,000	DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.75%, 8/15/22	130,781
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	153,649
300,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	336,498
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	153,872
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	205,000
150,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	163,040
150,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	154,188
500,000	Kroger Co. (The), Senior Unsecured Notes, 3.40%, 4/15/22	534,856

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.0% (Continued)
Consumer, Non-cyclical — 1.7% (Continued)
$100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(1)	$104,250
200,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	199,779
100,000	NYU Hospitals Center, Unsecured Notes, 4.78%, 7/1/44	114,354
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	103,259
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	154,500
100,000	St Jude Medical, Inc., Senior Unsecured Notes, 2.00%, 9/15/18	101,143
150,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	160,494
50,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	57,051
200,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	202,126
		4,556,243
Energy — 0.7%
100,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	102,130
100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(1)	97,750
100,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	89,624
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	167,678
250,000	Enterprise Products Operating LLC, Guaranteed Notes, 5.70%, 2/15/42(1)	291,288
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19(1)	149,935
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	105,469
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	167,271
245,000	Phillips 66, Guaranteed Notes, 2.95%, 5/1/17	248,586
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26(2)	175,656
150,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	164,857
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	164,576
		1,924,820
Principal Amount		Value
Financial — 4.5%
$150,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	$155,979
250,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18	257,500
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	204,000
250,000	American Express Co., Senior Unsecured Notes, 1.24%, 5/22/18(3)	249,452
250,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26	251,301
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	260,650
250,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	261,992
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	152,771
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	164,025
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24(1)	213,459
300,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	321,494
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	302,653
175,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.80%, 7/21/21	182,566
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21	275,850
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	223,988
350,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	358,900
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	208,657
125,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	127,188
150,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	161,962
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	210,317
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	258,545
250,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	271,409

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.0% (Continued)
Financial — 4.5% (Continued)
$150,000	Deutsche Bank AG, Senior Unsecured Notes, 1.40%, 2/13/17(1)	$149,580
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	112,407
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	256,234
250,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	264,424
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20(1)	156,324
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	210,500
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	123,353
150,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24(1)	152,740
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	274,846
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.88%, 1/14/22	219,463
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	274,485
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23(1)	518,263
250,000	Korea Development Bank (The), Senior Unsecured Notes, 4.00%, 9/9/16	251,432
150,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	154,127
500,000	Morgan Stanley GMTN, Senior Unsecured Notes, 5.50%, 7/28/21	570,938
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19(1)	255,835
250,000	ProLogis L.P., Guaranteed Notes, 2.75%, 2/15/19(1)	256,929
250,000	Regions Financial Corp., Senior Unsecured Notes, 2.00%, 5/15/18	250,437
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	148,121
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	256,402
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	152,500
Principal Amount		Value
Financial — 4.5% (Continued)
$100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	$103,594
100,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20(1)	102,430
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	269,293
1,000,000	Wachovia Corp., Senior Unsecured Notes, 0.92%, 6/15/17(3)	998,560
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	114,945
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	189,654
250,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21(1)	285,925
		12,148,399
Industrial — 0.5%
75,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	79,500
175,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	182,437
150,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.15%, 4/1/45	163,354
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24(1)	154,937
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	179,616
500,000	Union Pacific Corp., Senior Unsecured Notes, 2.95%, 1/15/23	529,364
		1,289,208
Technology — 0.2%
100,000	Analog Devices, Inc., Senior Unsecured Notes, 3.90%, 12/15/25	111,472
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	129,158
150,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	160,946
150,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	169,148
100,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25(1)	106,272
		676,996
Utilities — 0.7%
500,000	Commonwealth Edison Co., 4.00%, 8/1/20	544,159
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	113,660

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes — 11.0% (Continued)
Utilities — 0.7% (Continued)
$100,000	Consumers Energy Co., 3.13%, 8/31/24	$105,992
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	165,970
100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	100,076
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	103,716
100,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26(1)	104,137
150,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23	157,547
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	259,108
200,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	207,320
		1,861,685
Total Corporate Bonds & Notes (Cost $28,686,615)		29,546,299
Foreign Government Obligations — 0.2%
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20(1)	277,500
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	270,000
Total Foreign Government Obligations (Cost $514,205)		547,500
Long-Term Municipal Securities — 0.8%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	104,553
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	112,865
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	188,225
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	258,113
400,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	418,928
130,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	164,766
Principal Amount		Value
$250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	$288,727
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	115,254
100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	129,477
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	153,492
75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	86,156
Total Long-Term Municipal Securities (Cost $1,907,099)		2,020,556
U.S. Government Agency Obligations — 6.2%
300,000	FHLMC, 1.25%, 5/12/17	301,725
130,977	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	133,349
188,372	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	206,223
46,664	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	49,292
261,830	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	277,501
363,832	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	382,582
324,446	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	347,538
69,358	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	73,272
26,998	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	28,520
6,692	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	7,112
26,061	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	27,671
88,542	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	93,107
28,443	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	29,792
7,080	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	7,280
157,267	FHLMC Pool #A96409, 3.50%, 1/1/41	166,067
126,369	FNMA Pool #254733, 5.00%, 4/1/23	140,231
267,813	FNMA Pool #255667, 5.00%, 3/1/25	297,149

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 6.2% (Continued)
$3,380	FNMA Pool #745275, 5.00%, 2/1/36	$3,763
12,305	FNMA Pool #890112, 4.00%, 4/1/24	13,102
210,082	FNMA Pool #890236, 4.50%, 8/1/40	230,317
8,058	FNMA Pool #910242, 5.00%, 3/1/37	8,941
7,793	FNMA Pool #975116, 5.00%, 5/1/38	8,646
359,020	FNMA Pool #995245, 5.00%, 1/1/39	398,346
289,616	FNMA Pool #AA7720, 4.00%, 8/1/39	310,806
143,405	FNMA Pool #AB1259, 5.00%, 7/1/40	159,394
102,973	FNMA Pool #AB2814, 4.50%, 4/1/41	112,878
68,759	FNMA Pool #AB3218, 3.50%, 7/1/31	73,000
327,397	FNMA Pool #AB4449, 4.00%, 2/1/42	351,974
450,719	FNMA Pool #AB5472, 3.50%, 6/1/42	477,190
281,218	FNMA Pool #AB6286, 2.50%, 9/1/27	291,819
421,151	FNMA Pool #AB8144, 5.00%, 4/1/37	467,541
164,575	FNMA Pool #AD2351, 4.00%, 3/1/25	175,549
530,414	FNMA Pool #AD6374, 5.00%, 5/1/40	589,962
24,871	FNMA Pool #AD7992, 4.50%, 7/1/40	27,263
4,514	FNMA Pool #AD8255, 4.50%, 9/1/40	4,948
5,967	FNMA Pool #AE0385, 4.00%, 9/1/40	6,422
5,155	FNMA Pool #AE1428, 4.50%, 8/1/40	5,639
5,784	FNMA Pool #AE5024, 4.00%, 12/1/40	6,222
68,860	FNMA Pool #AE5984, 4.50%, 10/1/40	75,477
116,589	FNMA Pool #AH3226, 5.00%, 2/1/41	129,548
430,506	FNMA Pool #AH4865, 4.50%, 2/1/41	472,043
256,050	FNMA Pool #AH5434, 4.50%, 4/1/41	279,394
100,429	FNMA Pool #AH6087, 4.50%, 3/1/41	109,990
89,612	FNMA Pool #AH6186, 4.00%, 2/1/41	96,285
7,507	FNMA Pool #AH6851, 4.50%, 4/1/41	8,189
215,006	FNMA Pool #AH8932, 4.50%, 4/1/41	235,156
Principal Amount		Value
$121,323	FNMA Pool #AI1019, 4.50%, 5/1/41	$133,029
125,654	FNMA Pool #AI1105, 4.50%, 4/1/41	137,744
109,880	FNMA Pool #AI3009, 4.00%, 6/1/26	117,118
401,982	FNMA Pool #AI3052, 3.50%, 7/1/26	426,575
29,169	FNMA Pool #AI5737, 4.50%, 6/1/41	31,979
237,236	FNMA Pool #AJ6932, 3.00%, 11/1/26	249,068
330,049	FNMA Pool #AO2961, 4.00%, 5/1/42	354,867
90,468	FNMA Pool #AO4137, 3.50%, 6/1/42	95,736
56,169	FNMA Pool #AO4299, 3.50%, 8/1/42	59,454
21,683	FNMA Pool #AO6770, 3.50%, 6/1/42	22,944
779,698	FNMA Pool #AP1340, 3.50%, 7/1/42	825,065
315,643	FNMA Pool #AQ0287, 3.00%, 10/1/42	328,283
87,215	FNMA Pool #AS3654, 4.50%, 10/1/44	95,136
95,687	FNMA Pool #AS3789, 4.50%, 11/1/44	104,439
95,164	FNMA Pool #AS6205, 3.50%, 11/1/45	100,447
369,586	FNMA Pool #AT0969, 3.00%, 4/1/43	383,893
890,146	FNMA Pool #AT8849, 4.00%, 6/1/43	958,669
179,928	FNMA Pool #AU6043, 3.00%, 9/1/43	186,931
292,712	FNMA Pool #AU7025, 3.00%, 11/1/43	304,379
266,035	FNMA Pool #AU8070, 3.50%, 9/1/43	281,320
252,147	FNMA Pool #AU8846, 3.00%, 11/1/43	262,198
104,066	FNMA Pool #AV0225, 4.50%, 10/1/43	113,851
212,278	FNMA Pool #AW5055, 3.50%, 7/1/44	225,657
127,283	FNMA Pool #AX1138, 3.50%, 9/1/44	134,333
111,464	FNMA Pool #AY2728, 2.50%, 2/1/30	115,429
89,871	FNMA Pool #AY9397, 4.00%, 10/1/45	96,347
140,996	FNMA Pool #MA0799, 4.00%, 7/1/26	149,134
211,906	GNMA, 3.00%, 4/16/39	219,982
435,242	GNMA II Pool #MA1090, 3.50%, 6/20/43	463,850

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Principal Amount		Value
U.S. Government Agency Obligations — 6.2% (Continued)
$211,600	GNMA II Pool #MA1520, 3.00%, 12/20/43	$221,980
107,682	GNMA II Pool #MA2445, 3.50%, 12/20/44	114,348
1,150,104	GNMA Pool #4016, 5.50%, 8/20/37	1,279,482
168,130	GNMA Pool #650494, 5.50%, 1/15/36	191,263
161,334	GNMA Pool #MA1375, 3.50%, 10/20/43	171,896
Total U.S. Government Agency Obligations (Cost $16,056,927)		16,655,041
U.S. Treasury Obligations — 4.8%
1,400,000	U.S. Treasury Bonds, 6.13%, 11/15/27	2,066,641
400,000	U.S. Treasury Bonds, 5.25%, 11/15/28	563,031
850,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,233,064
700,000	U.S. Treasury Bonds, 4.38%, 5/15/40	995,914
150,000	U.S. Treasury Bonds, 2.88%, 5/15/43	168,674
170,000	U.S. Treasury Bonds, 3.38%, 5/15/44	209,518
150,000	U.S. Treasury Bonds, 3.13%, 8/15/44	176,566
100,000	U.S. Treasury Notes, 0.88%, 10/15/17	100,395
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	203,430
150,000	U.S. Treasury Notes, 2.63%, 4/30/18	155,543
800,000	U.S. Treasury Notes, 1.38%, 9/30/18	813,218
1,400,000	U.S. Treasury Notes, 1.75%, 10/31/18	1,435,657
100,000	U.S. Treasury Notes, 1.00%, 8/31/19	100,770
500,000	U.S. Treasury Notes, 1.50%, 10/31/19	511,640
600,000	U.S. Treasury Notes, 1.38%, 3/31/20	611,344
350,000	U.S. Treasury Notes, 1.63%, 7/31/20	359,912
350,000	U.S. Treasury Notes, 2.63%, 8/15/20	374,172
150,000	U.S. Treasury Notes, 2.13%, 8/31/20	157,324
300,000	U.S. Treasury Notes, 2.00%, 11/30/20	313,488
250,000	U.S. Treasury Notes, 2.00%, 2/15/22	261,856
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	155,027
350,000	U.S. Treasury Notes, 1.63%, 8/15/22	358,914
100,000	U.S. Treasury Notes, 1.75%, 9/30/22	103,168
350,000	U.S. Treasury Notes, 1.63%, 4/30/23	357,861
150,000	U.S. Treasury Notes, 2.50%, 8/15/23	162,498
100,000	U.S. Treasury Notes, 2.50%, 5/15/24	108,613
350,000	U.S. Treasury Notes, 2.38%, 8/15/24	376,742
100,000	U.S. Treasury Notes, 2.25%, 11/15/24	106,672
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	104,625
150,000	U.S. Treasury Notes, 2.13%, 5/15/25	158,443
100,000	U.S. Treasury Notes, 2.00%, 8/15/25	104,543
Total U.S. Treasury Obligations (Cost $11,324,509)		12,909,263
Shares		Value
Short-Term Investments — 8.0%
Money Market Funds — 8.0%
16,498,674	State Street Institutional Liquid Reserves Fund	$16,498,674
4,957,418	State Street Navigator Securities Lending Prime Portfolio(4)	4,957,418
Total Short-Term Investments (Cost $21,456,092)		21,456,092
Total Investments — 101.7% (Cost $149,193,215)		$272,626,810
Excess Of Liabilities Over Cash And Other Assets — (1.7)%		(4,525,558)
Net Assets — 100.0%		$268,101,252
Net Asset Value Per Outstanding Share ($268,101,252 ÷ 12,329,446 shares outstanding)		$21.74
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2016, the market value of the securities on loan was $4,868,560.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $4,868,560 were out on loan in exchange for $4,957,418 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$184,655,922	$—	$—	$184,655,922
Asset-Backed Securities	—	1,830,355	—	1,830,355
Commercial Mortgage-Backed Securities	—	3,005,782	—	3,005,782
Corporate Bonds & Notes*	—	29,546,299	—	29,546,299
Foreign Government Obligations	—	547,500	—	547,500
Long-Term Municipal Securities	—	2,020,556	—	2,020,556
U.S. Government Agency Obligations	—	16,655,041	—	16,655,041
U.S. Treasury Obligations	—	12,909,263	—	12,909,263
Short-Term Investments	21,456,092	—	—	21,456,092
Total Investments in Securities	$206,112,014	$66,514,796	$—	$272,626,810

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

ASSETS:
Investment securities, at value (Cost – $149,193,215) (securities on loan, at value, $4,868,560)	$272,626,810
Interest and dividends receivable	612,246
Receivable for securities sold	285,625
Receivable for securities lending income	2,295
Receivable for fund shares sold	552
Total Assets	273,527,528
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	4,957,418
Payable for securities purchased	205,946
Payable for fund shares redeemed	10,746
Accrued expenses:
Advisory fee	110,878
Service and distribution plan fees	63,970
Directors’ fees and expenses	4,928
Other	72,390
Total Liabilities	5,426,276
Net Assets	$268,101,252
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 12,329,446 shares)	$123,294
Additional paid-in capital	102,518,913
Undistributed net investment income	2,515,607
Accumulated net realized gain on investments and foreign currency	39,509,974
Net unrealized appreciation of investments and foreign currency translations	123,433,464
Net Assets	$268,101,252
Net Asset Value Per Outstanding Share ($268,101,252 ÷ 12,329,446 shares outstanding)	$21.74

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Statement of Operations

For the Six Months Ended June 30, 2016 (unaudited)

INVESTMENT INCOME:
Interest	$1,141,788
Dividends (net of foreign withholding tax of $12,363)	986,606
Securities lending income	11,672
Total Income	2,140,066
Expenses:
Advisory fee	656,376
Service and distribution plan fees	525,100
Custodian fees	46,589
Auditing and legal fees	79,532
Tax expense	14,864
Printing and postage	20,675
Directors’ fees and expenses	34,994
Insurance	17,412
Other	1,412
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	1,396,954
Less: Service and Distribution Plan Fees Waived	(170,658)
Net Expenses	1,226,296
Net Investment Income	913,770
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	13,214,001
Foreign currency translations	(1,731)
13,212,270
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(3,345,615)
Foreign currency translations	(131)
(3,345,746)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	9,866,524
Net Increase in Net Assets from Operations	$10,780,294

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$913,770	$1,600,837
Net realized gain on investments and foreign currency	13,212,270	26,298,833
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(3,345,746)	(24,580,563)
Net increase in net assets from operations	10,780,294	3,319,107
Distributions to Shareholders from:
Net investment income	—	(2,062,806)
Net realized gain from investment transactions	—	(17,885,798)
Total distributions	—	(19,948,604)
Share Transactions:
Proceeds from sale of fund shares	2,656,796	2,699,263
Proceeds from reinvestment of dividends and distributions to shareholders	—	19,948,604
Cost of fund shares redeemed	(16,316,241)	(58,921,989)
Net decrease in net assets from fund share transactions	(13,659,445)	(36,274,122)
Total decrease in net assets	(2,879,151)	(52,903,619)
NET ASSETS:
Beginning of period	270,980,403	323,884,022
End of period	$268,101,252	$270,980,403
Undistributed net investment income included in net assets, at end of period	$2,515,607	$1,601,837

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:
	Six Months Ended June 30, 2016 (unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.87	$22.17	$23.17	$20.87	$18.52	$17.96
Income/(loss) from investment operations:
Net investment income	0.01	0.14	0.15	0.12	0.19	0.13
Net gains/(losses) on securities (both realized and unrealized)	0.86	0.08	1.70	4.22	2.64	0.54
Total from investment operations	0.87	0.22	1.85	4.34	2.83	0.67
Less distributions:
Dividends from net investment income	—	(0.16)	(0.11)	(0.19)	(0.13)	(0.11)
Distributions from net realized gains	—	(1.36)	(2.74)	(1.85)	(0.35)	—
Total distributions	—	(1.52)	(2.85)	(2.04)	(0.48)	(0.11)
Net asset value, end of period	$21.74	$20.87	$22.17	$23.17	$20.87	$18.52
Total return*	4.17%(1)	0.88%	8.51%	21.63%	15.43%	3.68%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$268,101	$270,980	$323,884	$344,502	$321,828	$319,894
Ratio of gross expenses to average net assets(2)	1.06%(3)	1.04%	1.03%	1.03%	1.04%	1.03%
Ratio of net expenses to average net assets(4)	0.93%(3)	0.90%	0.88%	0.88%	0.89%	0.88%
Ratio of net investment income to average net assets	0.64%	0.53%	0.62%	0.48%	0.84%	0.60%
Portfolio turnover rate	5%(1)	6%	15%	17%	24%	28%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Annualized.

(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements

June 30, 2016 (unaudited)

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line Strategic Asset Management Trust seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2016 (unaudited)

•
Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2016, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2016, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2016 (unaudited)

transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2016 (unaudited)

seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At period end, the Fund was not invested in joint repurchase agreements.
As of June 30, 2016, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$4,868,560	$4,957,418	$4,970,550

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2016.
	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$493,297	$—	$—	$—	$493,297
Corporate Bonds & Notes	4,178,384	—	—	—	4,178,384
Foreign Government Obligations	285,737	—	—	—	285,737
Total	$4,957,418	$—	$—	$—	$4,957,418
Total Borrowings	$4,957,418	$—	$—	$—	$4,957,418
Gross amount of recognized liabilities for securities lending transactions					$4,957,418

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2016 (unaudited)	Year End December 31, 2015
Shares sold	126,371	124,251
Shares issued to shareholders in reinvestment of dividends and distributions	—	940,972
Shares redeemed	(781,371)	(2,692,880)
Net decrease	(655,000)	(1,627,657)
Dividends per share from net investment income	$—	$0.1570
Distributions per share from net realized gains	$—	$1.3615

■ Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

June 30, 2016 (unaudited)

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2016 (unaudited)
PURCHASES:
U.S. Treasury & Government Agency Obligations	$1,547,802
Other Investment Securities	11,117,109
Total Purchases	$12,664,911
SALES:
U.S. Treasury & Government Agency Obligations	$2,878,743
Other Investment Securities	24,518,885
Total Sales	$27,397,628

4.
Income Taxes

At June 30, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$149,193,215
Gross tax unrealized appreciation	$124,127,306
Gross tax unrealized depreciation	(693,710)
Net tax unrealized appreciation on investments	$123,433,596

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $656,376 was paid or payable to the Adviser for the six months ended June 30, 2016. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2016, fees amounting to $525,100, before fee waivers, were accrued under the Plan. Effective May 1, 2007 through July 31, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year periods. For the six months ended June 30, 2016, the fees waived amounted to $170,658. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line Strategic Asset Management Trust

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST, A SERIES OF THE
VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to annually consider the continuance of the investment advisory agreement (the “Agreement”) between EULAV Asset Management (the “Adviser”) and the Value Line Strategic Asset Management Trust (the “Fund”), a series of the Trust.
In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Aggressive Allocation category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 15 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar. The Board observed that there is a range of insurance companies from which

VALUE LINE FUNDS VARIABLE TRUST

■ Value Line Strategic Asset Management Trust

persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the one-year, three-year and ten-year periods ended March 31, 2016. The Board also noted that the Fund’s performance for the five-year period ended March 31, 2016 was above the performance of the Peer Group and Category medians and the benchmark index.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for the Fund as part of its fee under its Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category most likely did not include the provision of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under the Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than both the advisory fee and management (i.e., the combined advisory, fund accounting and administrative) fee rates of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category, the Fund’s expense ratio was less than the Peer Group and Category medians. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2017. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.

VALUE LINE FUNDS VARIABLE TRUST

■ Value Line Strategic Asset Management Trust

Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

VALUE LINE FUNDS VARIABLE TRUST

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 8, 2016